Exhibit 99.20


                      GE CAPITAL MORTGAGE SERVICES, INC.

       DISTRIBUTION DATE STATEMENT

            December 1997

                  REMIC Multi-Class Pass-Through Certificates

            Series 1997-8

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 8-A1....$         0.71356731  Class 8-A15....$         76.34928400
     Class 8-A2....$        23.32256616  Class 8-A16....$         17.06221344
     Class 8-A3....$         0.00000000  Class 8-A17....$          0.00000000
     Class 8-A4....$         0.00000000  Class 8-A18....$          0.00000000
     Class 8-A5....$         0.00000000  Class 8-A19....$          0.00000000
     Class 8-A6....$         0.00000000  Class 8-PO.....$          1.02804577
     Class 8-A7....$         3.81349891  Class 8-M......$          0.71356720
     Class 8-A8....$        13.73938709  Class 8-B1.....$          0.71356648
     Class 8-A9....$         0.00000000  Class 8-B2.....$          0.71356744
     Class 8-A10...$         0.00000000  Class 8-B3.....$          0.71356744
     Class 8-A11...$         0.00000000  Class 8-B4.....$          0.71356924
     Class 8-A12...$         0.00000000  Class 8-B5.....$          0.71358578
     Class 8-A13...$         0.00000000  Class 8-R......$         17.00000000
     Class 8-A14...$        76.34928302  Class 8-RL.....$          0.00000170

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 8-A1....$         0.66883856  Class 8-A14....$         71.56345870
     Class 8-A2....$        21.86063096  Class 8-A15....$         71.56345961
     Class 8-A3....$         0.00000000  Class 8-A16....$         15.99269775
     Class 8-A4....$         0.00000000  Class 8-A17....$          0.00000000

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     Class 8-A5....$         0.00000000  Class 8-A18....$          0.00000000
     Class 8-A6....$         0.00000000  Class 8-A19....$          0.00000000
     Class 8-A7....$         3.57445625  Class 8-PO.....$          0.96360448
     Class 8-A8....$        12.87815709  Class 8-M......$          0.00000000
     Class 8-A9....$         0.00000000  Class 8-B1.....$          0.00000000
     Class 8-A10...$         0.00000000  Class 8-B2.....$          0.00000000
     Class 8-A11...$         0.00000000  Class 8-B3.....$          0.00000000
     Class 8-A12...$         0.00000000  Class 8-B4.....$          0.00000000
     Class 8-A13...$         0.00000000  Class 8-B5.....$          0.00000000
                                         Class 8-R......$         15.93438405
                                         Class 8-RL.....$          0.00000159

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 8-A1....$         6.03317729  Class 8-A15....$          6.39191853
     Class 8-A2....$         5.79630332  Class 8-A16....$          5.83378440
     Class 8-A3....$         5.62500000  Class 8-A17....$          5.93750000
     Class 8-A4....$         5.62500038  Class 8-A18....$          0.05416667
     Class 8-A5....$         5.62500000  Class 8-A19....$          0.05000000
     Class 8-A6....$         6.04166651  Class 8-M......$          6.03317714
     Class 8-A7....$         6.00968241  Class 8-B1.....$          6.03317790
     Class 8-A8....$         5.87436782  Class 8-B2.....$          6.03317638
     Class 8-A9....$         0.00000000  Class 8-B3.....$          6.03318436
     Class 8-A10...$         0.00000000  Class 8-B4.....$          6.03324465
     Class 8-A11...$         6.04166643  Class 8-B5.....$          6.03321079
     Class 8-A12...$         6.04166790  Class 8-R......$          5.80000000
     Class 8-A13...$         6.04166678  Class 8-RL.....$          5.80000000
     Class 8-A14...$         4.73323201  Class 8-S......$          0.55745898

     iv)  Accrual Amount:

                Class 8-A9 Certificates     $         25,994.40
                Class 8-A10 Certificates    $         71,733.78


     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:    $          98,909.10

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date: $ 484,970,446.63

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          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:                               1,603

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                      Class Certificate         Single
                                      Principal Balance  Certificate Balance
                                      -----------------  -------------------

          Class 8-A1..................$   18,523,670.45      $       997.88
          Class 8-A2..................$   12,486,178.17      $       936.07
          Class 8-A3..................$   29,292,000.00      $     1,000.00
          Class 8-A4..................$   13,131,000.00      $     1,000.00
          Class 8-A5..................$   18,652,000.00      $     1,000.00
          Class 8-A6..................$   21,902,000.00      $     1,000.00
          Class 8-A7..................$   98,686,953.83      $       990.89
          Class 8-A8..................$   52,721,337.44      $       958.57
          Class 8-A9..................$    4,328,515.82      $     1,018.23
          Class 8-A10.................$   11,944,911.56      $     1,018.23
          Class 8-A11.................$   21,579,000.00      $     1,000.00
          Class 8-A12.................$    4,212,068.52      $     1,000.00
          Class 8-A13.................$   29,722,000.00      $     1,000.00
          Class 8-A14.................$   21,323,275.63      $       760.47
          Class 8-A15.................$    5,146,998.30      $       760.47
          Class 8-A16.................$   73,817,331.51      $       948.53
          Class 8-A17.................$   30,000,000.00      $     1,000.00
          Class 8-A18.................$   30,000,000.00      $     1,000.00
          Class 8-A19.................$   30,000,000.00      $     1,000.00
          Class 8-PO..................$      458,563.63      $       994.06
          Class 8-M...................$    7,751,542.09      $       997.88
          Class 8-B1..................$    4,750,912.97      $       997.88
          Class 8-B2..................$    3,751,035.88      $       997.88
          Class 8-B3..................$    2,500,690.58      $       997.88
          Class 8-B4..................$      750,107.39      $       997.88
          Class 8-B5..................$    1,750,326.52      $       997.88
          Class 8-R...................$           47.43      $       948.60
          Class 8-RL..................$           47.43      $       948.60
          Class 8-S...................$  457,437,121.98      $       966.13

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value........................................$          0.00
          unpaid principal balance..........................$          0.00
          number of related mortgage loans..................              0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                      Number            5   Principal Balance $ 1,402,478.26
               (2)  60-89 days
                      Number            1   Principal Balance $   274,374.93
               (3)  90 days or more
                      Number            0   Principal Balance $         0.00

          (b)  in foreclosure
                      Number            0   Principal Balance $         0.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage
          Loan purchased pursuant to Section 3.01(c): $     0.00    $      0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                      $     0.00    $      0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 8-A14 Certificates: ...............    6.787500%
          Class 8-A15 Certificates: ...............    9.166072%
          Class 8-S Certificates: .................    0.362211%

     xiii) Senior Percentage for such Distribution Date: .......... 95.65811000%

     xiv)  Category B Group I Senior Percentage for such
           Distribution Date: ..................................... 89.78466700%

      xv)  Category B Group II Senior Percentage for such
           Distribution Date: ..................................... 10.00000000%

     xvi)  Senior Prepayment Percentage for such Distribution Date:100.00000000%

     xvii) Category B Group I Senior Prepayment Percentage for
           such Distribution Date: ................................100.00000000%

    xviii) Junior Percentage for such Distribution Date: ..........  4.34189000%

     xix)  Junior Prepayment Percentage for such Distribution Date:  0.00000000%